UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2010

HUIHENG MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-132056 (Commission File Number)	20-4078899 (IRS Employer Identification No.)

Huiheng Building, Gaoxin 7 Street South, Keyuannan Road, Nanshan District, Shenzhen Guangdong, P.R. China 518057 (Address of Principal Executive Offices)	N/A (Zip Code)

86-755-25331511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD Disclosure

Item 7.01.                      Regulation FD Disclosure

On June 2, 2010, Huiheng Medical, Inc. (the “Company”) issued a press release announcing the Company’s entrance into an agreement to acquire all of the issued and outstanding common stock of Portola Medical, Inc., a Delaware corporation (“Portola”), as further discussed under Item 8.01 below.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 – Other Events

Item 8.01.                      Other Events

As previously disclosed under Item 1.01 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2010 (the “Previous 8-K”), the Company has entered into that certain Common Stock Purchase Agreement (the “Agreement”) with Three Arch Capital, L.P., TAC Associates, L.P., Three Arch Partners IV, L.P., and Three Arch Associates IV, L.P. (each a “Seller” and collectively, the “Sellers”) for the purchase and acquisition by the Company of all of the issued and outstanding shares of common stock (the “Shares”) of Portola.  The close of the acquisition was subject to customary closing conditions and was later extended pursuant to mutual agreement by the Company and the Sellers.  On June 7, 2010, the Agreement successfully closed.

The disclosure contained in Item 1.01 of the Previous 8-K is incorporated by reference in its entirety into this Item 8.01.

Section 9 –  Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated June 2, 2010 entitled, “Huiheng Medical, Inc. Announces Agreement to Acquire the ClearPath (TM) Breast Brachytherapy System”

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’ s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUIHENG MEDICAL, INC.,
a Nevada corporation

Dated:   June 18, 2010                                                            By: /s/ Richard Shen
Richard Shen
Chief Financial Officer